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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 18, 2001

ROXIO, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-32393 Commission File No.	77-0551214 (I.R.S. Employer Identification Number)

461 South Milpitas Boulevard
Milpitas, California 95035
(Address of principal executive offices)

(408) 259-7694
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

    On May 21, 2001, Roxio, Inc. issued a press release announcing that the Board of Directors of Roxio, Inc. approved the adoption of a Stockholder Rights Plan. The press release is attached as Exhibit 99 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits.

Exhibit Number	Description
99	Roxio, Inc. Press Release issued May 21, 2001.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roxio, Inc. (Registrant)
Date: May 21, 2001	By: /s/ THOMAS J. SHEA Thomas J. Shea Senior Vice President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description
99	Roxio, Inc. Press Release issued May 21, 2001.

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX